SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-KSB


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 10, 2000
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                          NEW HORIZON KIDS QUEST, INC.
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             (Exact name of registrant as specified in its charter)


                                    Minnesota
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                 (State or other jurisdiction of incorporation)


         0-27780                                           41-1719363
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(Commission File Number)                       (IRS Employer Identification No.)


     16355 - 36th Avenue North, Suite 700, Plymouth, MN     55446
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (612) 557-1111
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events

          On October 10, 2000, the Registrant received a letter from NASDAQ indicating that the Registrant's common stock had failed to maintain a minimum bid price greater than or equal to $1.00 over the preceding thirty consecutive trading days as required under Marketplace Rule 4310(c)(4). Should the Registrant's common stock fail to maintain a bid price equal to or greater than $1.00 for a minimum of ten consecutive trading days anytime before January 8, 2001, then the Registrant's common stock will be delisted from NASDAQ.

          The Registrant's Board of Directors continues to study its NASDAQ listing problems, however, no assurance can be provided that the Registrant's common stock will not be delisted.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW HORIZON KIDS QUEST, INC.



                                       By:       /s/ William M. Dunkley
                                           -------------------------------------
                                           William M. Dunkley
                                           Chief Executive Officer



Date: October 12, 2000